SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  F O R M 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                Date of Report
                               October 15, 1996



                         Abraxas Petroleum Corporation
            (Exact name of registrant as specified in its charter)


                                    Nevada
                (State or other jurisdiction of incorporation)


 0-19118                                                     74-2584033
(Commission File Number)              (I.R.S. Employer Identification Number)



                        500 N. Loop 1604 East,  Suite 100
                        San Antonio, Texas78232
                        (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (210) 490-4788

                Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

      (a)On September 30, 1996, Abraxas Petroleum Corporation, a Nevada corporation (the "Company"), acquired oil and gas producing properties ("the Properties") located in Sweetwater and Carbon Counties, Wyoming from Enserch Exploration, Inc. The Properties include 27 gross (23.3 net) productive wells, of which 22 gross wells will be operated by the Company. The Company also acquired overriding royalty interests in four wells. The purchase price for the Properties was $47,500,000 in cash, before adjustment for accrual of net revenue and interest from April 1, 1996 to September 30, 1996. Funding for the purchase price was provided by a loan from Bankers Trust Company and ING Capital.


      The following exhibits are filed as part of this report:

NUMBER                                          DOCUMENT

10.1 Credit Agreement dated September 30, 1996 between Abraxas Petroleum Corporation and Bankers Trust
                                          Company

10.2                                      Purchase and Sale Agreement dated
                                          May 22, 1996 between Abraxas
                                          Petroleum Corporation and Enserch
                                          Exploration, Inc.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  FINANCIAL STATEMENTS
      Please see the Financial Statements attached hereto as Schedule A and the notes thereto relating to the Properties included in this report together with the Report of Deloitte & Touche LLP concerning the Financial Statements and the notes thereto.

      (b) PRO FORMA FINANCIAL INFORMATION

            Abraxas Petroleum Corporation & Subsidiaries
                  Unaudited Pro Forma Balance Sheet

     The following unaudited pro forma balance sheet has been prepared giving effect to the purchase of the Properties as described elsewhere herein. The pro forma balance sheet adds the properties as if the purchase occurred at the beginning of the year. This statement should be read in conjunction with the pro forma statement of operations and other financial information.

                               ABRAXAS         PURCHASE OF     PRO FORMA
                                  AT            WAMSUTTER          AT
ASSETS                      JUNE 30, 1996       PROPERTIES    JUNE 30, 1996
------                      -------------    ---------------  -------------
                                          In     Thousands
                            -----------------------------------------------
Current Assets ............ $   5,648,529   $      -        $   5,648,529

Property & Equipment
   Oil & Gas Properties.....   61,709,380      45,856,000     107,565,380
   Other ...................      835,504          -              835,504

Other Assets ...............    9,329,177      (3,800,000)      5,529,177
                              ------------   -------------    -------------

Total Assets ...............$  77,522,590   $  42,056,000    $ 119,578,590
                             =============   =============    =============

LIABILITIES AND SHAREHOLDERS EQUITY

Current Liabilities ........$   5,733,701   $      -         $  5,733,701
Long Term Debt:
   Financing Agreement .....   32,456,651      42,056,000      74,512,651

   Other ...................    2,377,888                       2,377,888

Shareholder Equity .........   36,954,350          -           36,954,350
                             -------------   -------------    -------------

Total Liabilities and
   Shareholders' Equity ....$  77,522,590   $  42,056,000    $ 119,578,590
                             =============   =============    =============

      See adjustments to unaudited pro forma financial statements

      The following unaudited pro forma statement of operations shows the results of operations of Abraxas for the six months ended June 30, 1996 had the financial results from the operations of the Wamsutter Properties been added to the 1996 results. This pro forma statement of operations assumes the purchase of the Properties described elsewhere herein was effective at the beginning of 1996. Pro forma earnings are not necessarily indicative of what actual earnings will be in the future. This statement should be read in conjunction with the pro forma balance sheet and other financial information included elsewhere herein.

                      ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                        UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                              SIX MONTHS ENDED JUNE 30, 1996

                                                           RESULTS FROM   ADJUSTMENTS
                                                             WAMSUTTER    TO WAMSUTTER
                                         ABRAXAS HISTORICAL  PROPERTIES    PROPERTIES      PRO FORMA
                                         SIX  MONTHS ENDED   INCREASE      INCREASE    SIX MONTHS ENDED
                                           JUNE 30, 1996    (DECREASE)     (DECREASE)    JUNE 30, 1996
                                         -----------------  ------------  ------------  ---------------
Revenue:
   Oil and gas Production sales...........   $  8,014,000   $  4,883,000   $             $ 12,897,000
   Rig revenues ..........................         78,000                                      78,000
   Other .................................          3,000                                       3,000
                                             ------------   ------------   -----------   ------------
                                                8,095,000      4,883,000                   12,978,000
Operating costs and expenses:
   Lease operating & production taxes ....      2,181,000      1,268,000                    3,449,000
   Depreciation, depletion and
     amortization ........................      2,871,000                    2,144,000      5,015,000
   General and administrative ............        810,000                                     810,000
   Hedging Loss ..........................        312,000                                     312,000
   Rig Operations ........................         70,000                                      70,000
                                             ------------    -----------   -----------   ------------
                                                6,244,000      1,268,000     2,144,000      9,656,000
                                             ------------    -----------   -----------   ------------
                                                1,851,000      3,615,000    (2,144,000)     3,322,000
Other (income) expense:
   Interest  expense .....................      1,444,000                    1,829,215      3,273,215
   Amortization of deferred
     financing fees ......................        128,000                                     128,000
   Minority interest .....................         35,000                                      35,000
   Interest income .......................       (115,000)                                   (115,000)
                                             ------------    -----------   -----------   ------------
                                                1,492,000                    1,829,215      3,321,215
                                             ------------    -----------   -----------   ------------
Income (loss) from continuing ............        359,000      3,615,000    (3,973,215)           785
   operations

Less dividend requirement on
   cumulative preferred stock ............       (183,000)                                   (183,000)

Net income (loss) applicable
   to common stock .......................   $    176,000   $  3,615,000   $ (3,973,215) $   (182,215)
                                             ============   ============   ============  =============

Net income (loss) per common share .......   $        .03                                $       (.03)
                                             ============                                =============

Weighted average shares
   outstanding ...........................   $  6,521,910                                   6,521,910
                                             ============                                ============

See adjustments to unaudited pro forma financial statements

   The following unaudited pro forma statement of operations shows the results of operations of Abraxas for the year ended December 31, 1995 had the financial results from the operations of the Wamsutter Properties been added to the 1995 results. This pro forma statement of operations assumes the sale of the Properties described elsewhere herein was effective at the beginning of the 1995. Pro forma earnings are not necessarily indicative of what actual earnings will be in the future. This statement should be read in conjunction with the pro forma balance sheet and other financial information included elsewhere herein.


                                  ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

                                          YEAR ENDED DECEMBER 31, 1995

                                                            RESULTS FROM ADJUSTMENT TO
                                                              WAMSUTTER  WAMSUTTER
                                          ABRAXAS HISTORICAL  PROPERTIES PROPERTIES   PRO FORMA
                                             YEAR ENDED        INCREASE   INCREASE     YEAR ENDED
                                            DEC. 31, 1995     (DECREASE) (DECREASE)    DEC. 31, 1995
                                          -----------------  ------------ ----------   --------------

Revenue:
   Oil and gas Production sales ..........   $  13,659,556   $  7,542,000               $ 21,201,556
   Rig revenues ..........................         108,400                                   108,400
   Other .................................          48,559                                    48,559
                                             -------------    -----------  ----------    -----------
                                                13,816,515      7,542,000                 21,358,515
Operating costs and expenses:
   Lease operating & production taxes ....       4,333,240      2,142,000                  6,475,240
   Depreciation, depletion and
     amortization ........................       5,433,531                   3,665,000     9,098,531
   General and administrative ............       1,041,740                                 1,041,740
   Rig Operations ........................         125,353                                   125,353
                                             -------------   ------------  -----------   -----------
                                                10,933,864      2,142,000    3,665,000    16,740,864
                                             -------------   ------------  -----------   -----------
                                                 2,882,651      5,400,000   (3,665,000)    4,617,651
Other (income) expense:
   Interest  expense .....................       3,910,669                   3,666,480     7,577,149
   Amortization of deferred
     financing fees ......................         214,231                                   214,231
   Interest income .......................         (33,749)                                  (33,749)
                                             -------------   ------------  -----------   -----------
                                                 4,091,151                   3,666,480     7,757,631
                                             -------------   ------------  -----------   -----------

Income (loss) from continuing
   operations ............................      (1,208,500)     5,400,000   (7,331,480)   (3,139,980)

Less dividend requirement on
   cumulative preferred stock ............        (365,928)                                 (365,928)

Net income (loss) applicable
   to common stock .......................   $  (1,574,428)   $  5,400,000  $(7,331,480) $(3,505,908)
                                              ============    ============  ===========   ===========

Net income (loss) per common share .......   $       (.34)                               $      (.76)
                                              ============                                ===========

Weighted average shares
   outstanding ...........................      4,635,412                                $ 4,635,412
                                             ============                                ===========

See adjustments to unaudited pro forma financial statements

                   ABRAXAS PETROLEUM CORPORATION AND SUBSIDIARIES
                AND CERTAIN COMBINED OIL AND GAS PRODUCING PROPERTIES
                            ACQUIRED - WYOMING PROPERTIES

                         ADJUSTMENTS TO UNAUDITED PRO FORMA
                            COMBINED FINANCIAL STATEMENTS


           SIX MONTHS ENDED JUNE 30, 1996 AND YEAR ENDED DECEMBER 31, 1995


A. On September 30, 1996, Abraxas Petroleum Corporation (Abraxas), completed the acquisition of certain oil and gas producing properties located in Wyoming from Enserch Exploration, Inc. (the Wyoming Properties). The interests were purchased by Abraxas for net cash consideration of approximately $45,856,000.

   Funding for the purchase was provided by a credit facility negotiated between Bankers Trust Company and ING Capital. The financing agreement is secured by first priority liens in the properties acquired and second priority liens in the producing properties acquired by the use of proceeds under the initial financing agreement.

B. The pro forma combined balance sheet assumes that the purchase occurred as of June 30, 1996 and the Wyoming Properties were recorded at Abraxas' net cost of $45,856,000. Abraxas has allocated the purchase price between the producing properties based on a preliminary estimate of the fair values of the producing properties based on a preliminary adjustment for accrual of net revenue and interest from April 1, 1996 to September 30, 1996. Abraxas allocated approximately $8,028,000 of the purchase price to unproved properties with the remainder to the depletable pool. The following is a summary of the adjustments required to reflect the acquisition and related financing:

   1.To reflect the purchase of certain oil and gas properties acquired - the Wyoming Properties for net cash consideration of $45,856,000 and the related financing.

C. The pro forma combined statements of operations give effect to the following adjustments:

   1.To adjust the interest expense associated with the borrowings used to fund the acquisition of the Wyoming Properties. Interest has been calculated at 8% in connection with the acquisition.

   2.To adjust  depreciation,  depletion,  and  amortization  for the six months ended June 30, 1996, and the year ended December 31, 1995, to reflect the related effects of the acquisition. Depreciation, depletion, and amortization of oil and gas producing properties is computed based on the units-of-production method over the estimated proved reserves.

INDEPENDENT AUDITOR'S REPORT


To the Board of Directors of
Enserch Exploration, Inc.:



We have audited the  accompanying  statements  of revenues and direct  operating expenses of Enserch Exploration, Inc.'s Wamsutter Area Package (the "Package") (see Note 1) to be sold to Abraxas Petroleum Corporation for the years ended December 31, 1995, 1994, and 1993. These financial statements are the responsibility of the management of Enserch Exploration, Inc., as operator of the properties. Our responsibility of the management of Enserch Exploration, Inc., as operator of the properties. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and direct operating expenses reflect the revenues and direct operating expenses attributable to the Package as described in Note 1 to the financial statements and are not intended to be a complete presentation of the revenues and expenses of the Package.

In our opinion, the accompanying financial statements present fairly, in all material respects, the revenues and direct operating expenses of the Package as described in Note 1 for the years ended December 31,1995, 1994, and 1993, in accordance with generally accepted accounting principles.






Deloitte & Touche LLP
Dallas, Texas
June 26, 1996




STATEMENTS OF REVENUES AND DIRECT
OPERATING EXPENSES  OF ENSERCH
------------------------------------------------------------------------------------
EXPLORATION, INC'S WAMSUTTER  AREA PACKAGE




                                           For the six months
                                            ended June 30,
                                              (unaudited)          For the years ended December 31,
                                              1996       1995          1995     1994      1993
                                            --------    -------      -------   -------   -------
Revenues:                                      (in Thousands)
    Oil, gas and related product sales....  $ 4,883     $ 3,701      $ 7,542   $10,171   $10,655

Direct operating expenes:
    Lease operating expense ..............      677         458        1,029      640        431
    Severance and property taxes .........      591         541        1,113    1,291      1,108
                                              -----       -----       ------   ------     ------

                                              1,268         999        2,142    1,931      1,539
                                             ------      ------       ------   ------     ------

Excess of revenues over direct
    operating expenses ...................  $ 3,615      $2,702       $5,400   $8,240     $9,116
                                            -------      ------       ------   ------     ------



NOTES TO STATEMENTS OF REVENUES AND
DIRECT OPERATING EXPENSES OF ENSERCH
--------------------------------------------------------------------------------
EXPLORATION INC'S WAMSUTTER AREA PACKAGE



1.  THE PROPERTIES

     The accompanying statements represent the revenues and direct operating expenses attributable to the net interest in Enserch Exploration, Inc's ("EEX") Wamsutter Area Package producing wells and certain non-producing leases to be sold to Abraxas Petroleum Corporation ("Abraxas"). The properties are located in Sweetwater and Carbon County, Wyoming. EEX acquired the properties on June 8, 1995 when it purchased all of the capital stock of Dalon Corporation. Effective January 1, 1996, Dalon Corporation was merged into EEX.

     Historical financial statements reflecting financial position, results of operations and cash flows required by generally accepted accounting principles are not presented, as such information is neither readily available on an individual property basis nor meaningful for the properties acquired because the entire acquisition cost is being assigned to oil and gas properties. Accordingly, these statements of revenues and direct operating expenses are presented in lieu of the financial statements required under Rule 3-05 of Securities and Exchange Commission Regulation S-X.

     The accompanying statements of revenues and direct operating expenses represent EEX's net working interest in the properties to be acquired by Abraxas and are presented on the full cost accrual basis of accounting. Depreciation, depletion and amortization, allocated general and administrative expenses, interest expenses and income, and income taxes have been excluded because the property interests acquired represent only a portion of a business and the expenses incurred are not necessarily indicative of the expenses to be incurred by Abraxas.

2. CONTINGENT LIABILITIES

     Given the nature of the properties acquired and as stipulated in the purchase agreement, Abraxas is subject to loss contingencies pursuant to existing or expected environmental laws, regulations and losses covering the acquired properties.

NOTES TO STATEMENTS OF REVENUES AND
DIRECT OPERATING EXPENSES OF ENSERCH
--------------------------------------------------------------------------------
EXPLORATION, INC'S WAMSUTTER AREA PACKAGE



3. OIL AND GAS RESERVES (UNAUDITED)

     The following table of estimated proved and proved developed reserves of oil and gas related to the Wamsutter Area Package properties has been prepared utilizing estimates of period-end reserve quantities provided by independent petroleum consultants.


                                               Oil               Gas
                                            (Bbl) (a)           (Mcf)
                                          -----------         ----------
    At January 1, 1993 .............         547,125          43,339,881

      Production ...................         (65,283)

      Other charges, net ...........          28,903             553,355
                                          ----------          ----------

    At January 1, 1994 .............         510,745          39,395,043

      Production ...................        (288,763)

      Other charges, net ...........       1,915,650           1,298,888
                                          ----------          ----------

    At January 1, 1995 .............       2,137,632          35,981,248

      Production ...................        (303,076)

      Other charges, net ...........       1,390,493           8,838,026

    At January 1, 1996 .............       3,225,049          40,533,540
                                          ----------          ----------


PROVED DEVELOPED RESERVES:

    At January 1, 1993 .............         547,125          43,339,881

    At January 1, 1994 .............         510,745          39,395,043

    At January 1, 1995 .............       2,137,632          35,981,248

    At January 1, 1996 .............       2,942,115          36,559,004


(a) Includes condensate and natural gas liquids attributable to leasehold interests of 2,655,476 Bbls for January 1, 1996 and 1,669,664 Bbls for January 1, 1995. Prior to 1994, gas was not processed to extract natural gas liquids.

NOTES TO STATEMENTS OF REVENUES AND
DIRECT OPERATING EXPENSES OF ENSERCH
--------------------------------------------------------------------------------
EXPLORATION, INC'S WAMSUTTER AREA PACKAGE


4.  STANDARDIZED MEASURE (UNAUDITED)

      Discounted future net cash flows relating to proved gas and oil reserve quantities (unaudited) has been prepared using estimated future production rates and associated production and development costs. Continuation of economic conditions existing at the balance sheet date was assumed. Accordingly, estimated future net cash flows were computed by applying prices and contracts in effect at period and to estimated future production of proved gas and oil reserves, estimating future expenditures to develop proved reserves and estimating costs to produce the proved reserves based on average costs for the period. Average prices used in the computation were:
    Gas  (per  Mcf)  $2.08 in 1995,  $1.45 in 1994 and  $2.40 in 1993;  Oil (per
    barrel) $11.17 in 1995, $7.22 in 1994 and $13.52 in 1993.

      Because reserve estimates are imprecise and changes in the other variables
    are  unpredictable,   the  standarized  measure  should  be  interpreted  as
    indicative of the order of magnitude only and not as precise amounts.


                                            1995      1994      1993
                                            ----      ----      ----

Standardized Measure (in thousands):
  Future cash inflows .................... $120,278  $  67,597   $101,445
  Future production and development costs.  (25,971)   (17,121)   (19,710)
  Future income tax expense ..............  (16,137)   (14,873)   (25,525)
                                            -------    -------    -------
  Future net cash flows ..................   78,170     35,603     56,210
  Less 10% annual discount ...............   35,565     14,095     23,727
                                            -------    -------    -------
  Standardized measure of
   discounted future net cash flows ...... $ 42,605  $  21,508   $ 32,483
                                            -------    -------    -------

Change in Standardized Measure (in thousands):
   Sales and transfers of gas and oil
    produced net of production costs ..... $ (5,400) $ (8,240)   $(9,116)
   Changes in prices, net of production
     and future development costs ........   14,280   (21,828)     4,903
   Accretion of discount .................    2,151     3,248      3,326
   Net change in income taxes ............      190     5,765        240
   Additions, revisions and other changes.    9,876    10,080       (125)
                                             -------  -------     -------
  Total ................................. $  21,097  $(10,975)   $  (772)
                                             -------  -------     -------

                                     SIGNATURES

    Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ABRAXAS PETROLEUM CORPORATION


                                         By: /s/Chris Williford
                                            -----------------------------
                                            Chris Williford
                                            Executive Vice President/
                                            Chief Financial Officer



Dated:  October 15, 1996